EXHIBIT 4.12

                                 ANACOMP, INC.

            INSTRUCTIONS FOR USE OF RIGHTS SUBSCRIPTION CERTIFICATES

                           --------------------------

              CONSULT THE INFORMATION AGENT OR YOUR BANK OR BROKER
           IF YOU HAVE ANY QUESTIONS AFTER READING THESE INSTRUCTIONS

                           ---------------------------

         These instructions are being sent in connection with the rights offering (the "Rights Offering") by Anacomp, Inc., an Indiana corporation (the "Company"), to the holders of its Common Stock, par value $0.01 per share (the "Common Stock"), as described in the Company's Prospectus dated September __, 1996 (the "Prospectus"). The following summarizes the terms of the Rights Offering.

                    Holders of record of Common Stock at the close of business on September 18, 1996 (the "Record Date") are receiving .36 transferable subscription rights (each a "Right") for each share of Common Stock held on the Record Date. In lieu of fractional Rights, the aggregate number of Rights issued to a holder of Rights ("Rights Holder") will be rounded up to the next whole number.

                    Each Right entitles the holder of the Right to subscribe for and purchase from the Company one share of Common Stock at the subscription price (the "Subscription Price") of $6.875 per share (the "Basic Subscription Privilege").

                    The number of Rights each Record Holder is receiving is
     set   forth   on  the   enclosed   Rights   Subscription   Certificate
     ("Subscription Certificate").

                    Subject to the proration and possible reduction described below, each Right also entitles any Rights Holder exercising the Basic Subscription Privilege in full to subscribe at the Subscription Price for up to two additional shares of Common Stock for each share of Common Stock purchased by the Rights Holder under the Basic Subscription Privilege (the "Oversubscription Privilege"). Shares of Common Stock will be available for purchase under the Oversubscription Privilege only to the extent that any shares of Common Stock are not subscribed for through the Basic Subscription Privilege.

                    If the shares of Common Stock not subscribed for through the Basic Subscription Privilege (the "Excess Shares") are not sufficient to satisfy all subscriptions under the Oversubscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among those Rights Holders exercising the Oversubscription Privilege in proportion to the respective numbers of shares each such Rights Holder subscribes for under the Basic Subscription Privilege, except that if such pro rata allocation results in any Rights Holder being allocated a greater number of Excess Shares than such holder subscribed under the exercise of the Oversubscription Privilege, then each Rights Holder will be allocated only that number of Excess Shares for which such holder subscribed for under the exercise of the Oversubscription Privilege, and the remaining Excess Shares will be allocated among all other Rights Holders exercising the Oversubscription Privilege on the same pro rata basis as described above. The Subscription Price is payable in cash. See "THE RIGHTS OFFERING" in the Prospectus.

                    The Rights will expire at 5:00 p.m. New York City time on October 21, 1996, unless extended by the Company (the "Expiration Date").

                    The number of Rights to which you are entitled is printed on the face of your Rights Subscription Certificate. You should indicate your wishes with regard to the exercise or transfer of your Rights by completing the appropriate form or forms on the reverse side of your Subscription Certificate and returning the Subscription Certificate to the Subscription Agent in the envelope provided.

         YOUR SUBSCRIPTION CERTIFICATE OR NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AND PAYMENT OF THE SUBSCRIPTION PRICE, INCLUDING FINAL CLEARANCE OF ANY UNCERTIFIED CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AT OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 21, 1996. YOU MAY NOT REVOKE ANY EXERCISE OF A RIGHT.

         1.       Subscription Privileges.

                  (a) Exercise of Rights. To exercise your Rights, complete the front of your Subscription Certificate and send to the Subscription Agent your properly completed and executed Subscription Certificate, with payment in full of the Subscription Price for each share of Common Stock subscribed for under the Basic Subscription Privilege and the Oversubscription Privilege. Payment of the Subscription Price must be made in U.S. dollars for the full number of shares of Common Stock being subscribed for (a) by check or bank draft drawn upon a U.S. bank or postal, telegraphic or express money order, in each case, payable to ChaseMellon Shareholder Services, L.L.C., as Subscription Agent, or
(b) by wire transfer of same day funds to the account maintained by the Subscription Agent for the purpose of accepting subscriptions described in
Section 2 below. The Subscription Price will be deemed to have been received by the Subscription Agent only upon (i) clearance of any uncertified check, (ii) receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank, or of any postal, telegraphic or express money order or (iii) receipt of collected funds in the Subscription Agent's account designated above. IF PAYING BY UNCERTIFIED CHECK, PLEASE NOTE THAT THE FUNDS PAID THEREBY MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR. ACCORDINGLY, RIGHTS HOLDERS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF UNCERTIFIED CHECK ARE URGED TO MAKE
PAYMENT SUFFICIENTLY IN ADVANCE OF THE RIGHTS EXPIRATION DATE TO ENSURE THAT SUCH PAYMENT IS RECEIVED AND CLEARS BEFORE THE EXPIRATION TIME AND ARE URGED TO CONSIDER, IN THE ALTERNATIVE, PAYMENT BY MEANS OF CERTIFIED CHECK, BANK DRAFT, MONEY ORDER OR WIRE TRANSFER OF FUNDS.

                  If you exercise less than all of the Rights evidenced by your Subscription Certificate by so indicating on your Subscription Certificate, the Subscription Agent either (i) will issue to you a new Subscription Certificate representing the remaining Rights or (ii) if you so indicate on your
Subscription Certificate, will issue a new Subscription Certificate to a designated transferee. If no indication is made, the Subscription Agent will issue to you a new Subscription Certificate evidencing the unexercised Rights. If you choose, however, to have a new Subscription Certificate sent to you or a designated transferee, any such new Subscription Certificate may not be received in sufficient time to permit you or the designated transferee to sell or exercise the Rights evidenced thereby.

                  A new Subscription Certificate will be issued to a submitting Rights Holder, or to any designated transferee, upon the partial exercise or sale of Rights only if the Subscription Agent received a properly endorsed Subscription Certificate no later than 5:00 p.m., New York City time, on October 21, 1996. After such time and date, no new Subscription Certificates will be issued.

                  A new Subscription Certificate will be sent by first class mail to the submitting Rights Holder, or to any designated transferee, only if the Subscription Agent receives the properly completed Subscription Certificate by 5:00 p.m. New York City time on October 17, 1996. Unless the submitting Rights Holder, or designated transferee, makes other arrangements with the Subscription Agent, a new Subscription Certificate issued after 5:00 p.m. New York City time on October 17, 1996 will be held for pick-up by the submitting Rights Holder, or designated transferee, at the Subscription Agent's hand delivery address provided in Section 2 below. All deliveries of newly issued Subscription Certificates will be at the risk of submitting Rights Holder, or designated transferee.

                  If you have not indicated the number of Rights being exercised, or if you have not forwarded full payment of the Subscription Price for the number of Rights that you have indicated are being exercised, then you will be deemed to have exercised the Basic Subscription Privilege with respect to the maximum number of Rights which may be exercised for the aggregate payment delivered by you and, to the extent that the aggregate payment delivered by you exceeds the product of the Subscription Price multiplied by the number of Rights evidenced by the Subscription Certificate(s) delivered by you (such excess being the "Subscription Excess"), you will be deemed to have exercised the Oversubscription Privilege to purchase, to the extent available, that number of whole Excess Shares equal to the quotient obtained by dividing the Subscription Excess by the Subscription Price and any amount remaining after such division will be returned to you.

                  The Company will implement a mechanism whereby a stockholder may limit its beneficial ownership of Common Stock to a certain percentage interest, notwithstanding the exercise of the Basic Subscription Privilege and, if applicable, Oversubscription Privilege. In such event, the Company will limit such stockholder's exercise of Rights to an amount that would not cause the stockholder's percentage interest to increase beyond such percentage interest.

                  (b) Exercise of Rights through a Nominee. Banks, brokers and other nominees who exercise the Oversubscription Privilege on behalf of the beneficial owners of Rights will be required to certify to the Subscription Agent and the Company, by delivery to the Subscription Agent of a Nominee Holder Oversubscription Certification in the form available from the Subscription Agent or the Information Agent, the aggregate number of Rights as to which the Oversubscription Privilege is being exercised and the number of Shares of Common Stock thereby subscribed for by each beneficial owner of Rights on whose behalf such nominee holder is acting.

                  (c) Exercise of Rights if Subscription Certificate Might Not Properly Reach the Subscription Agent Prior to the Expiration Date. You may cause a written guarantee substantially in the form of Exhibit A to these Instructions (the "Notice of Guaranteed Delivery") from a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or from a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"), to be received by the Subscription Agent at or prior to the Expiration Date; payment in full of the applicable Subscription Price may be made separately as long as said payment is also received by the Subscription Agent at or prior to the Expiration Time. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by your Subscription Certificate and the number of Shares of Common Stock being subscribed for under the Basic Subscription Privilege and being subscribed for, if any, under the Oversubscription Privilege, and the Eligible Institution must guarantee the delivery to the Subscription Agent of your properly completed and executed Subscription Certificate(s) evidencing those Rights within three (3) trading days on the Nasdaq National Market following the date of the Notice of Guaranteed Delivery. If this procedure is followed, your Subscription Certificate(s) must be received by the Subscription Agent within three (3) trading days on the Nasdaq National Market following the date of the Notice of Guaranteed Delivery relating thereto. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Information Agent.

         2.       The Subscription Agent and the Information Agent.

The address, telephone and facsimile numbers of, and wire information for, the Subscription Agent are as follows:

By Mail:          CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                  REORGANIZATION DEPARTMENT
                  P.O. Box 837
                  Midtown Station
                  New York, NY  10018
By Hand or
Overnight:        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                  REORGANIZATION DEPARTMENT
                  120 Broadway
                  13th Floor
                  New York, NY  10271

By Wire:          The Chase Manhattan Bank
                  New York, NY  10001
                  ABA: 021 000 021
                  Credit Acct. # 323-213057
                  ChaseMellon Shareholder Services, L.L.C. (Anacomp Rights)
                  Attn:  Evelyn O'Connor
                  (201) 296-4515

Facsimile:  (For Eligible Institutions Only) 201-329-8936
For Confirming Fax ONLY:  201-296-4209

The address and telephone number of the Information Agent are as follows:

                  Morrow & Company
                  909 Third Avenue
                  New York, N.Y. 10022
                  Telephone: (800) 662-5200 or (212) 754-8000

          3. Issuance and Delivery of Stock Certificates. The following issuances, deliveries and payments will be made to you at the address shown on the face of your Subscription Certificate unless you provide special payment, issuance or delivery instructions to the contrary by completing the applicable part of your Subscription Certificate. See "THE RIGHTS OFFERING - Subscription Privileges" in the Prospectus.

                  (a) Basic Subscription Privilege. As soon as practicable after the Expiration Date, the Subscription Agent will issue and mail in accordance with the instruction of the exercising Rights Holder, a certificate representing shares of Common Stock purchased under the Basic Subscription Privilege. See "THE RIGHTS OFFERING - Subscription Privileges" in the Prospectus.

                  (b) Oversubscription  Privilege.  As soon as practicable after
the  Expiration   Date  and  after  all   prorations  and  possible   reductions
contemplated by the terms of the Rights Offering have been effected, the Subscription Agent will issue and mail to each Rights Holder who validly exercises the Oversubscription Privilege a certificate representing shares of Common Stock purchased under the Oversubscription Privilege. See "THE RIGHTS OFFERING - Subscription Privileges" in the Prospectus.

                  (c) Refunding of Excess Payments. Promptly after the Expiration Date and after all prorations and possible reductions contemplated by the terms of the Rights Offering have been effected, the Subscription Agent will return by mail or wire transfer, depending on the method by which the Subscription Price was paid, with interest at the rate earned on such funds to each Rights Holder exercising the Oversubscription Privilege any excess funds received in payment of the Subscription Price for shares of Common Stock that were subscribed for by such Rights Holder but not allocated to such Rights Holder under the Oversubscription Privilege.

         4.       Sale or Transfer of Rights.

                  (a) Sale of Rights Through a Bank, Broker or other Nominee. To sell or transfer all Rights evidenced by a Subscription Certificate through your bank, broker or other nominee, so indicate on your Subscription Certificate and deliver your properly completed and executed Subscription Certificate to your bank or broker. Your Subscription Certificate should be delivered to your bank or broker in sufficient time for the Rights to be sold. If the form on the reverse of your Subscription Certificate is completed without designating a transferee, the Subscription Agent may thereafter treat the bearer of the Subscription Certificate as the absolute owner of all of the Rights evidenced by such Subscription Certificate for all purposes, and the Subscription Agent will not be affected by any notice to the contrary.

                  (b) Transfer of Rights to a Designated Transferee. To sell or transfer all of your Rights, you must complete the form on the reverse of your Subscription Certificate in its entirety, execute the Subscription Certificate and have your signature guaranteed by a bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, or clearing agency or savings association (an "Eligible Guarantor Institution"). A Subscription Certificate that has been properly transferred in its entirety may be exercised by a new Rights Holder without having a new Subscription Certificate issued. To exercise, or otherwise take action with respect to, such a transferred Subscription Certificate, the new Rights Holder should deliver the Subscription Certificate, together with payment of the applicable Subscription Price (with respect to the exercise of both the Basic Subscription Privilege and the Oversubscription Privilege) and complete separate instructions signed by the new Rights Holder to the Subscription Agent in sufficient time to permit the Subscription Agent to take the desired action. The new Rights Holder may be subject to the prorations and possible reductions described in Section 1 above. Only the Subscription Agent can issue Subscription Certificates. However, you may transfer a portion of the Rights evidenced by a single Subscription Certificate (but not fractional
Rights) by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register that portion of the Rights indicated therein in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights. In that event, a new Subscription Certificate evidencing the balance of the Rights will be issued to you or, if you so instruct, to an additional transferee. Alternatively, you may divide your Subscription Certificate into Subscription Certificates evidencing appropriate numbers of Rights for transfer by following the instructions in Section 5 below.

                  If you wish to transfer all or a portion of your Rights (but not fractional Rights), you should allow a sufficient amount of time prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) new Subscription Certificates to be issued and transmitted to the transferee(s), with respect to transferred Rights, and to you with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Such amount of time could range from two to four business days, depending upon the method by which delivery of the Subscription Certificates and payment is made and the number of transactions which you instruct the Subscription Agent to effect. Neither the Company nor the Subscription Agent will have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

         5. Dividing a Subscription Certificate. To have your Subscription Certificate divided into two or more Subscription Certificates, evidencing the same aggregate number of Rights, send your Subscription Certificate, together with complete separate instructions (including specification of the denominations into which you wish your rights to be divided) signed by you, to the Subscription Agent, allowing a sufficient amount of time for new Subscription Certificates to be issued and returned so they can be used prior to the Expiration Date. Alternatively, you may ask a bank or broker to effect such action on your behalf. Your signature must be guaranteed by an Eligible Guarantor Institution (as defined in Section 4) if any of the new Subscription Certificates are to be issued in a name other than that in which the original Subscription Certificate was issued. Subscription Certificates may not be divided into fractional Rights, and any instruction to do so will be rejected. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee may not receive such new Subscription Certificates in time to enable the Rights Holder to complete a sale or exercise by the Expiration Date. Neither the Company nor the Subscription Agent will be liable to either a transferor or transferee for any such delays.

         6.     Signatures.

               (a) Execution by Rights Holder. The signature on the Subscription Certificate must correspond with the name of the Rights Holder exactly as it appears on the face of the Subscription Certificate without any alteration or change whatsoever. Persons who sign the Subscription Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

               (b) Execution by Person Other Than Rights Holder. If the Subscription Certificate is executed by a person other than the Rights Holder named on the face of the Subscription Certificate, proper evidence of authority of the person executing the Subscription Certificate must accompany the same unless, for good cause, the Company dispenses with proof of authority.

               (c) Signature  Guarantees.  Unless your Subscription  Certificate
(i) provides that the shares of Common Stock to be issued pursuant to the exercise of Rights are to be issued to you or (ii) is submitted for the account of an Eligible Institution (as defined in Section 1), your signature on each Subscription Certificate must be guaranteed by an Eligible Guarantor Institution (as defined in Section 4).

         7. Method of Delivery. The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at your election and risk, but, if sent by mail, you are urged to send such materials by registered mail, properly insured, with return receipt requested, and are urged to allow a sufficient number of days to ensure delivery to the Subscription Agent, if you are paying by uncertified check, for the clearance of payment of the Subscription Price prior to the Expiration Date. Because uncertified checks may take at least five business days to clear, you are strongly urged to consider payment by means of certified check, cashier's check, money order or wire transfer.

         8.  Substitute  Form W-9.  Each  Rights  Holder who elects to  exercise
Rights should provide the Subscription Agent with a correct Taxpayer Identification Number on the Substitute Form W-9 attached to the Subscription Certificate. Additional copies of Substitute Form W-9 may be obtained upon request from the Information Agent or Subscription Agent. Failure to provide the information on the Substitute Form W-9 may subject such Rights Holder to a $50 penalty and to a 31% Federal income tax withholding with respect to dividends that may be paid by the Company on shares of Common Stock purchased upon the exercise of Rights (for those Rights Holders exercising Rights). For more information see "Important Tax Information" attached as Exhibit B to these Instructions.

         9. Transfer Taxes. Except for the fees charged by the Subscription Agent (which will be paid by the Company as described in Section 3 above), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the Rights Holder, and none of such commissions, fees or expenses will be paid by the Company or the Subscription Agent.

         10. Irregularities. All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determinations will be final and binding. The Company, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscription Certificates will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Company determines, in its sole discretion. Neither the Company nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification. The Company reserves the right to reject any exercise if such exercise is not in accordance with the terms of the Rights Offering or not in proper form or if the acceptance thereof or the issuance of these shares of Common Stock pursuant thereto could be deemed unlawful.

                                                       EXHIBIT A TO INSTRUCTIONS

                          NOTICE OF GUARANTEED DELIVERY
          FOR RIGHTS SUBSCRIPTION CERTIFICATES ISSUED BY ANACOMP, INC.

This form, or one substantially equivalent to this form, must be used to exercise Rights under the Rights Offering described in the Prospectus dated September __, 1996 (the "Prospectus") of Anacomp, Inc., an Indiana corporation (the "Company"), if a holder of Rights cannot deliver the Subscription Certificate(s) evidencing the Rights (the "Subscription Certificate(s)"), to the Subscription Agent listed below (the "Subscription Agent") at or prior to 5:00 p.m. New York City time on October 21, 1996, unless extended by the Company (the "Expiration Date"). Such form must be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Subscription Agent, and must be received by the Subscription Agent at or prior to the Expiration Date. Properly completed and executed Subscription Certificate(s) relating to this Notice of Guaranteed Delivery must be received by the Subscription Agent within three (3) business days following the date of this Notice of Guaranteed Delivery. See "THE RIGHTS OFFERING -- Exercise of Rights" in the Prospectus. PAYMENT OF THE SUBSCRIPTION PRICE OF $6.875 PER SHARE FOR EACH SHARE OF COMMON STOCK SUBSCRIBED FOR UNDER THE BASIC SUBSCRIPTION PRIVILEGE AND THE OVERSUBSCRIPTION PRIVILEGE MUST BE RECEIVED BY THE SUBSCRIPTION AGENT IN THE MANNER SPECIFIED IN THE INSTRUCTIONS AS TO THE USE OF SUBSCRIPTION CERTIFICATES AT OR PRIOR TO THE EXPIRATION DATE EVEN IF THE SUBSCRIPTION CERTIFICATE EVIDENCING SUCH RIGHT IS BEING DELIVERED UNDER THE PROCEDURE FOR GUARANTEED DELIVERY THEREOF.

                           THE SUBSCRIPTION AGENT IS:
                    CHASEMELLLON SHAREHOLDER SERVICES, L.L.C.

By Mail:          CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                  REORGANIZATION DEPARTMENT
                  P.O. Box 837
                  Midtown Station
                  New York, NY  10018

By Hand or
Overnight:        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                  REORGANIZATION DEPARTMENT
                  120 Broadway
                  13th Floor
                  New York, NY  10271

By Wire:          The Chase Manhattan Bank, New York, N.Y. 10001
                  ABA: 021 000 021
                  Credit Acct. # 323-213057
                  ChaseMellon Shareholder Services, L.L.C. (Anacomp Rights)
                  Attn:  Evelyn O'Connor, (201) 296-4515

Facsimile:  (For Eligible Institutions Only) 201-329-8936
For Confirming Fax ONLY:  201-296-4209

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN THAT SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

                  The undersigned represents that the undersigned is the holder of Subscription Certificate(s) representing _______________ Rights and that such Subscription Certificate(s) cannot be delivered to the Subscription Agent at or before 5:00 p.m., New York City time, on October 21, 1996, or such later time to which the Rights Offering has been extended by the Company (the "Expiration Date"). Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise (i) the Basic Subscription Privilege to subscribe for one share of Common Stock per Right with respect to Rights represented by such Subscription Certificate and (ii) the Oversubscription Privilege, to the extent that the undersigned has exercised the Basic Subscription Privilege in full and that Excess Shares (as defined in the Prospectus) are available therefor, for an aggregate of up to two additional shares of Common Stock for each share of Common Stock purchased by the Rights Holder under the Basic Subscription Privilege, subject to the proration and possible reduction described in the Prospectus.

                  The undersigned understands that payment of the Subscription Price of $6.875 per share for each share of Common Stock subscribed for under the Basic Subscription Privilege and the Oversubscription Privilege must be received by the Subscription Agent at or before the Expiration Date, and represents that such payment, in the aggregate amount of $_________________, either (check appropriate box(es)):

|_| Wire transfer of funds directed to ChaseMellon Shareholder Services, L.L.C., at The Chase Manhattan Bank, New York, NY 10001, ABA # 021 000 021, Credit Account # 323-213057, ChaseMellon Shareholder Services, L.L.C. (Anacomp Rights).

|_| Uncertified check payable to ChaseMellon Shareholder Services, L.L.C. (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Rights Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date.)

|_|      Certified check payable to ChaseMellon Shareholder Services, L.L.C.

|_|      Bank draft payable to ChaseMellon Shareholder Services, L.L.C.

|_|      Money order payable to ChaseMellon Shareholder Services, L.L.C.

Signature(s) _______________________________________

Address ____________________________________________

____________________________________________________

____________________________________________________
                           Area Code and Tel. No(s).

Name(s) ____________________________________________
                                Please Type or Print

(If signature is by trustee(s), executor(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s), of a corporation or another acting in a fiduciary or representative capacity, such capacity must be clearly indicated above.)

Subscription Certificate

No(s). (if available) _____________

                              GUARANTEE OF DELIVERY
                     (NOT TO BE USED FOR SUBSCRIPTION RIGHT
                        CERTIFICATE SIGNATURE GUARANTEE)

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees that the undersigned will deliver to the Subscription Agent the Subscription Certificate(s) representing the Rights being exercised hereby, with any required signature guarantees and any other required documents, all within three (3) business days after the date hereof.

________________________________________________________________________________
                  (Name of Firm)

________________________________________________________________________________
                  (Authorized Signature)

________________________________________________________________________________
                  (Name)

________________________________________________________________________________
                  (Title)

________________________________________________________________________________

Dated:  ______________________, 1996

Address:  ______________________________________________________________________
                  (Including Zip Code)

________________________________________________________________________________
                  (Area Code and Telephone Number)

The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Certificate(s) to the Subscription Agent within the time period shown herein. Failure to do so could result in financial loss to such institution.

                                                       EXHIBIT B TO INSTRUCTIONS


                            IMPORTANT TAX INFORMATION

Under the U.S. Federal income tax law, dividend payments that may be made by the Company on shares of Common Stock issued upon the exercise of Rights may be subject to backup withholding, and each Rights Holder who exercises Rights should provide the Subscription Agent (as the Company's agent) with such Rights Holder's correct taxpayer identification number on the Substitute Form W-9 attached to the Subscription Certificate. If such Rights Holder is an individual, the taxpayer identification number is his or her social security number. If the Subscription Agent, which is also the transfer agent for the Company, is not provided with the correct taxpayer identification number in connection with such payments, the Rights Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

Exempt Rights Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements. In general, for a foreign individual to qualify as an exempt recipient, the Rights Holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Subscription Agent.

If backup withholding applies, the Company or the Subscription Agent, as the case may be, will be required to withhold 31% of any such payments made to the Rights Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding, the Rights Holder is required to notify the Subscription Agent of his or her correct taxpayer identification number by completing the substitute Form W-9 included as part of the Subscription Certificate certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such Rights Holder is awaiting a taxpayer identification number).

WHAT NUMBER TO GIVE THE SUBSCRIPTION AGENT

The Rights Holder is required to furnish to the Subscription Agent such Rights Holder's social security number or employer identification number. If the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER

                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: I.E., 000-00-000. Employer identification numbers have nine digits separated by only one hyphen: I.D., 00-0000000. The table below will help you determine the number to give the payer.

                                          Give  the name and SOCIAL SECURITY
         For this type of account         number of:

         Individual                       The individual

         Two or more individuals (joint   The actual owner of the account or,
         accounts)                        if combined funds, the first
                                          individual on the account (1)

         Custodian account of a minor     The minor (2)
         (Uniform  Gift/Transfer to
         Minors Act)

         The usual revocable savings      The grantor-trustee (1)
         trust (grantor is also trustee)

         Sole proprietorship              The owner (3)

         For this type of account:        Give the name and EMPLOYER
                                          IDENTIFICATION  number of:

         A valid trust, estate or         Legal  entity (do not furnish  the
         pension trust                    identification of the personal
                                          representative  or trustee unless
                                          the legal entity  itself is not
                                          designated in the account title) (4)

         Corporation                      The corporation

         Association, club, religious,    The organization
         charitable, education or
         other tax-exempt organization

         Partnership                      The partnership

         A broker or registered nominee   The broker or nominee

         Account with the Department of   The public entity
         Agriculture in the name of a
         public entity (such as a State
         or local government,  school
         district, or prison) that
         receives agricultural program
         payments.

(1)      List first and circle the name of the person whose number you furnish.

(2)      Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner. You may also use an Employer Identification Number.

(4)      List first and circle the name of legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at your local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

- -                 A corporation.

- -                 A financial institution.

- -                 An organization  exempt from tax under section  501(a),  or an individual retirement plan, or a custodial account under section 403(b)(7).

- -                 The United States or any agency or instrumentality thereof.

- -                 A State, the District of Columbia,  a possession of the United
States, or any subdivision or instrumentality thereof.

- -                 A foreign  government,  a political  subdivision  of a foreign government, or any agency or instrumentality thereof.

- -                 An international organization or any agency or instrumentality thereof.

- -                 A dealer in securities or commodities registered in the United
States or a possession of the United States.

- -                 A real estate investment trust.

- -                 A common trust fund operated by a bank under section 584(a).

- -                 An exempt  charitable  remainder  trust, or a non-exempt trust described in section 4947(a)(1).

 -                An entity registered at all times under the Investment Company
Act of 1940.

- -                 A foreign central bank of issue.

Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

- -                 Payments to nonresident  aliens  subject to withholding  under section 1441.

- -                 Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

- -                 Payments of patronage  dividends  where the amount received is not paid in money.

- -                 Payments made by certain foreign organizations.

- -                 Payments made to a nominee.

Exempt payers described above should file the Substitute Form W-9 attached to the Subscription Certificate to avoid erroneous backup withholding. FILE THE FORM WITH PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6060N and the regulations thereunder.

PRIVACY ACT NOTICE

Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

PENALTIES

PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

CRIMINAL  PENALTY  FOR  FALSIFYING  INFORMATION.   Falsifying  certification  or
affirmations may subject you to criminal penalties including fines and/or imprisonment.

              FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR

                         OR THE INTERNAL REVENUE SERVICE

PAYER'S NAME:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

Part I:        PLEASE  PROVIDE  YOUR TIN AND  CERTIFY BY
SIGNING  AND DATING BELOW.

SUBSTITUTE
FORM W-9
                                                  ______________________________
                                                  Social Security Number OR
                                                  Employer Identification No.



PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER (TIN) Part 2: For Payees NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code, see the enclosed Guidelines for Certification of Taxpayer Identification Numbers on Substitute Form W-9 and complete as instructed therein.

Part 3:  Awaiting TIN /  /


CERTIFICATION. Under penalty of perjury, I certify that (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future), and (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the enclosed guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)


Signature ___________________________________ Date __________________________

Name ________________________________________________________________________
(Please Print)
Address _____________________________________________________________________

RIGHT NO. ____
ACCOUNT KEY ______
RECORD DATE SHARES _________
NUMBER OF RIGHTS ___________
                                  ANACOMP, INC.
                         RIGHTS SUBSCRIPTION CERTIFICATE
                   FOR INFORMATION AND ASSISTANCE PLEASE CALL:
                             The Information Agent,
                               Morrow & Co., Inc.
                                 1-800-662-5200

MAXIMUM SHARES UNDER BASIC SUBSCRIPTION PRIVILEGE _________
CUSIP NO. 032371122

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED SEPTEMBER [19], 1996 (THE "PROSPECTUS") AND ARE INCORPORATED IN THIS RIGHTS SUBSCRIPTION CERTIFICATE ("SUBSCRIPTION CERTIFICATE") BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM MORROW & COMPANY (THE "INFORMATION AGENT"). CAPITALIZED TERMS USED IN THIS SUBSCRIPTION CERTIFICATE AND NOT DEFINED HAVE HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE PROSPECTUS.

THIS SUBSCRIPTION CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY CHASEMELLON SHAREHOLDER SERVICES, L.L.C. (THE "SUBSCRIPTION AGENT") WITH PAYMENT IN FULL BY 5:00 P.M, NEW YORK CITY TIME, ON OCTOBER 21, 1996, UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE").

The Rights represented by this Subscription Certificate, in whole or in part, may be (A) exercised by duly completing Form 1 or (B) transferred or exercised or sold through a bank or broker, by duly completing Form 2. Before exercising or selling Rights, Rights Holders are urged to read carefully and in their entirety the Prospectus, and Instructions for use of Subscription Certificates (the "Instructions"), additional copies of which are available from the Information Agent and the Subscription Agent. IMPORTANT: COMPLETE THE
APPROPRIATE FORM AND, IF APPLICABLE, DELIVERY INSTRUCTIONS, AND SIGN THIS SUBSCRIPTION CERTIFICATE.

[Name and Address of Registered Holder]

The registered owner whose name is inscribed on this Subscription Certificate, or assigns, is entitled to subscribe for and purchase from the Company, at the Subscription Price, one share of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), for each Right evidenced by this Subscription Certificate upon the terms and subject to the conditions set forth in the Prospectus and the Instructions. Shares of Common Stock subscribed for under the Basic Subscription Certificate will be delivered as soon as practicable after receipt by the Subscription Agent of this Subscription Certificate, duly completed, and of payment of the applicable Subscription Price. Shares of Common Stock subscribed for under the Oversubscription Privilege will be delivered as soon as practicable after the Expiration Date and after all prorations and reductions contemplated by the terms of the Rights Offering have been effected.


THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT.

RIGHTS HOLDERS SHOULD BE AWARE IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, A NEW SUBSCRIPTION CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE OR TRANSFER THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER THE COMPANY NOR THE SUBSCRIPTION AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OR TRANSFEROR OF RIGHTS IF SUBSCRIPTION CERTIFICATES ARE NOT RECEIVED IN TIME FOR EXERCISE OR SALE PRIOR TO THE RIGHTS EXPIRATION DATE. AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

               IMPORTANT: PLEASE PRINT ALL INSTRUCTIONS CAREFULLY

FORM 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercise one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

Number of shares subscribed for under the
Basic Subscription Privilege:                       (a)_____________________

Number of shares subscribed for under the
Oversubscription Privilege::                        (b)_____________________

Total shares (sum of lines (a) and (b)):            (c)_____________________

Total  Subscription  Price (total number
of shares subscribed for under both the
Basic Subscription  Privilege and the
Oversubscription  Privilege multiplied by
the Subscription Price
of $6.875 per share):                                (d)_____________________

- -----------------------------------

To exercise the Oversubscription Privilege, the undersigned must exercise all of the Rights under the Basic Subscription Privilege.

If the aggregate Subscription Price paid by an exercising Rights Holder is insufficient to purchase the number of Shares of Common Stock that such holder indicates are being subscribed for, or if an exercising Rights Holder does not specify the number of Shares of Common Stock to be purchased, then such Rights Holder will be deemed to have exercised first the Basic Subscription Privilege in full and second the Oversubscription Privilege to purchase Shares of Common Stock to the full extent of the payment rendered (subject to proration under certain circumstances as described in the Prospectus). If the aggregate Subscription Price paid by an exercising Rights Holder exceeds the amount necessary to purchase the number of shares of Common Stock for which the Rights Holder has indicated an intention to subscribe, then the Rights Holder will be deemed to have exercised first, the Basic Subscription Privilege (if not already fully exercised) and second, the Oversubscription Privilege to the full extent of the excess payment tendered.

METHOD OF PAYMENT

(CHECK AND COMPLETE APPROPRIATE BOX(ES))

[_] Certified check, bank draft or money order in the amount of $________ payable to ChaseMellon Shareholder Services, L.L.C., Subscription Agent.

[_] Wire transfer in the amount of $__________ directed to The Chase Manhattan Bank, ChaseMellon Shareholder Services, L.L.C. (Anacomp Rights) Account No. 323-213057. Indicate name of institution transferring funds and name of registered owner.

IF LESS THAN ALL RIGHTS ARE EXERCISED

If the number of Rights being exercised under the Basic Subscription Privilege is less than all of the Rights represented by this Subscription Certificate:

[_] Deliver to the undersigned a new Subscription Certificate evidencing the remaining Rights to which the undersigned is entitled.

[_] Deliver a new Subscription Certificate evidencing the remaining Rights in accordance with the undersigned's instructions in Form 2 below (which include any required signature guarantees).

If the instructions of the Rights Holder are inconsistent or are insufficient to delineate the proper action to be taken with respect to all of the Rights evidenced hereby, such Rights Holder will be delivered a new Subscription Certificate evidencing the remaining Rights to which such Rights Holder is entitled.

NOTICE OF GUARANTEED DELIVERY
[_] CHECK HERE IF RIGHTS ARE BEING EXERCISED UNDER
A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING.

Name(s) of Registered Owner(s)
                              --------------------------------------
Window Ticket Number (if any)
                              --------------------------------------
Date of Execution of Notice of Guaranteed Delivery
                                                  ------------------
Telephone Number
                 ---------------------------------------------------

FORM 2 - TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR UNEXERCISED RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER:

For value received, ______________ Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and tax identification or social security number of transferee in full):

Name:
      ---------------------------------------------------------------
(Please Print)

Address:
        -------------------------------------------------------------

(Include Zip Code)

Tax Identification or Social Security Number:
                                              -----------------------

If the number of Rights being transferred is less than all of the Rights represented by this Subscription Certificate:

[_] For Value received, _____________ Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and tax identification or social security number of transferee in full)


Name:
      ---------------------------------------------------------------
(Please Print)

Address:
        -------------------------------------------------------------

(Include Zip Code)

Tax Identification or Social Security Number:
                                              -----------------------

A new Subscription Certificate will be delivered to undersigned evidencing remaining Rights to which the undersigned is entitled.

FORM 3 - SPECIAL PAYMENT ISSUANCE OR DELIVERY INSTRUCTIONS: Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver any check and certificates for Common Stock to the undersigned at the address appearing on the face of this Subscription Certificate.

SPECIAL PAYMENT INSTRUCTIONS (See Section 3 of the Instructions). To be completed ONLY if the check evidencing a cash payment is to be made payable, or the name in which the certificate representing the Common Stock is to be issued, as to someone other than the registered holder.

Issue and mail to:

Name:
      ---------------------------------------------
                   (Please Print)

Address (Include Zip Code):
                            ------------------------
Tax Identification Number:
                            ------------------------

SPECIAL DELIVERY INSTRUCTIONS (See Section 3 of the Instructions)

To be completed only if the check evidencing a cash payment and/or the certificate representing the Common Stock, is to be sent to someone other than the registered holder or to an address other than that appearing on the face of this Subscription Certificate.

Mail and deliver check and/or certificate for Common Stock to:

Name:
      ---------------------------------------------
                   (Please Print)

Address (Include Zip Code):  ------------------------

IMPORTANT: RIGHTS HOLDERS SIGN HERE AND, IF RIGHTS ARE BEING EXERCISED, COMPLETE ATTACHED SUBSTITUTE FORM W-9

Dated:  ______________, 1996
(Signature(s) of Registered Holder(s))

Dated:  ______________, 1996
(Signature(s) of Registered Holder(s))

Must be signed by the registered holder(s) as name(s) appear(s) on this Subscription Certificate. If signature is by trustee(s), executor(s), administrator(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See the Instructions.

Name:
      --------------------------------------------------
                    (Please Print)

Capacity (Full Title):
                       ---------------------------------

Address (Include Zip Code):
                            ----------------------------

Area Code and Telephone Number:
                                -------------------------

Tax Identification or Social Security Number:
                                              -----------

                             GUARANTEE OF SIGNATURE
                     NOTE: SEE SECTION 6 OF THE INSTRUCTIONS


Authorized Signature:
                      ------------------------------------------------

Name:
      ----------------------------------------------------------------
                                   (Please Print)

Title:
       ---------------------------------------------------------------

Name of Firm:
              --------------------------------------------------------

Address:
          ------------------------------------------------------------
          (Include Zip Code)

Area Code and Telephone Number:
                                --------------------------------------

Dated:  _________________, 1996